United States
Securities and Exchange Commission
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2008

Hercules Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-00496	51-0023450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Hercules Plaza
1313 North Market Street
Wilmington, Delaware 19894-0001
(Address of principal executive offices) (Zip Code)

(302) 594-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

Effective January 1, 2008, Hercules Incorporated (the “Company”) elected to change its method of accounting for its qualified defined-benefit pension plans in the United States and the United Kingdom.  The Company has applied the change in accounting method on a retrospective basis to the Consolidated Financial Statements and Notes for the years ended December 31, 2005, 2006 and 2007 and related information filed as an exhibit to this Form 8-K so that it may be incorporated by reference into a Registration Statement on Form S-4 to be filed by Ashland Inc. in connection with the transaction under which Ashland would acquire all of the outstanding common shares of the Company. The transaction with Ashland Inc. was disclosed in a Current Report on Form 8-K filed on July 14, 2008 with the Securities and Exchange Commission.

ADDITIONAL INFORMATION

In connection with the proposed merger, Ashland and the Company will be filing documents with the SEC, including the filing by Ashland of a registration statement on Form S-4, and the filing by the Company of a related preliminary and definitive proxy statement/prospectus.  Investors and security holders are urged to read the registration statement on Form S-4 and the related preliminary and definitive proxy statement/prospectus when they become available because they will contain important information about the proposed transaction.  Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov and by contacting Ashland Investor Relations at (859) 815-4454 or Hercules Investor Relations at (302) 594-7151.  Investors and security holders may obtain free copies of the documents filed with the SEC on Ashland’s Investor Relations website at www.ashland.com/investors or the Company’s website at www.herc.com or the SEC’s website at www.sec.gov.

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction.  Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement/prospectus described above.  Additional information regarding the directors and executive officers of the Company is also included in the Company’s proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on March 19, 2008.  These documents are available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ashland and the Company as described above.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

23.1	Consent of BDO Seidman, LLP.
99.1	Consolidated Financial Statements and Related Financial Information, as adjusted, as of and for the years ended December 31, 2007, 2006 and 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 30, 2008	By:	HERCULES INCORPORATED

/s/ Allen A. Spizzo
Allen A. Spizzo
Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

23.1	Consent of BDO Seidman, LLP.

99.1	Consolidated Financial Statements and Related Financial Information, as adjusted, as of and for the years ended December 31, 2007, 2006 and 2005.